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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Qwest
Communications 401(k) Savings Plan dated June 26, 2000, included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-47349, 333-56323 and 333-84877).

/s/ Arthur Andersen LLP

Denver, Colorado,
        June 26, 2000.